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Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Globalstar, Inc. (the "Company"), does hereby certify that:

        This annual report on Form 10-K for the year ended December 31, 2007 of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 14, 2008
	By:	/s/ JAMES MONROE III James Monroe III Chief Executive Officer
Dated: March 14, 2008
	By:	/s/ FUAD AHMAD Fuad Ahmad Chief Financial Officer

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  Exhibit 32.1
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002